Pension And Other Postretirement Employee Benefits (OPEB) Plans	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Pension And Other Postretirement Employee Benefits (OPEB) Plans
PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS

EFH Corp. is the plan sponsor of the EFH Retirement Plan (the Retirement Plan), which had provided benefits to eligible employees of its subsidiaries, including Oncor. After amendments in 2012, employees in the Retirement Plan now consist entirely of active and retired collective bargaining unit employees in our competitive business. The Retirement Plan is a qualified defined benefit pension plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code), and is subject to the provisions of ERISA. The Retirement Plan provides benefits to participants under one of two formulas: (i) a Cash Balance Formula under which participants earn monthly contribution credits based on their compensation and a combination of their age and years of service, plus monthly interest credits or (ii) a Traditional Retirement Plan Formula based on years of service and the average earnings of the three years of highest earnings. Under the Cash Balance Formula, future increases in earnings will not apply to prior service costs. It is our policy to fund the Retirement Plan assets only to the extent deductible under existing federal tax regulations.

We also have supplemental unfunded retirement plans for certain employees whose retirement benefits cannot fully be earned under the qualified Retirement Plan, the information for which is included below.

EFH Corp. offers other postretirement employee benefits (OPEB) in the form of health care and life insurance to eligible employees of its subsidiaries and their eligible dependents upon the retirement of such employees. For employees retiring on or after January 1, 2002, the retiree contributions required for such coverage vary based on a formula depending on the retiree's age and years of service. In 2011, we changed the OPEB plan whereby, effective January 1, 2013, Medicare-eligible retirees from the competitive business are subject to a cap on increases in subsidies received under the plan to offset medical costs.

In accordance with an agreement between Oncor and EFH Corp., Oncor ceased participation in EFH Corp.'s OPEB Plan effective July 2014 and established its own OPEB plan for Oncor's eligible existing and future retirees and their dependents, as well as split service participants as discussed immediately below under Regulatory Recovery of Pension and OPEB Costs and in Note 19. The separation resulted in the transfer of a significant portion of the liability associated with our plan to the new Oncor plan, which resulted in a reduction of our OPEB liability of approximately $758 million and a corresponding reduction of an equal amount in the receivable from unconsolidated subsidiary.

Regulatory Recovery of Pension and OPEB Costs

PURA provides for the recovery by Oncor, in its regulated revenue rates, of pension and OPEB costs applicable to services of Oncor's active and retired employees, as well as services of other EFH Corp. active and retired employees prior to the deregulation and disaggregation of our electric utility business effective January 1, 2002. Oncor is authorized to establish a regulatory asset or liability for the difference between the amounts of pension and OPEB costs reflected in Oncor's approved (by the PUCT) revenue rates and the actual amounts that would otherwise have been recorded as charges or credits to earnings, including amounts related to pre-2002 service of EFH Corp. employees. Regulatory assets and liabilities are ultimately subject to PUCT approval. Oncor is contractually obligated to EFH Corp. to fund pension obligations for which the costs are recoverable in its rates.

At December 31, 2015 and 2014, Oncor had recorded regulatory assets totaling $1.182 billion and $1.166 billion, respectively, related to both EFH Corp. and Oncor pension and OPEB costs, including amounts related to deferred expenses as well as amounts related to unfunded liabilities that otherwise would be recorded as other comprehensive income.

Pension and OPEB Costs

	Year Ended December 31,
	2015	2014	2013
Pension costs	$18	$13	$26
OPEB costs	3	27	39
Total benefit costs	21	40	65
Less amounts expensed by Oncor (and not consolidated)	(2)	(13)	(25)
Less amounts deferred principally as a regulatory asset or property by Oncor	(8)	(15)	(25)
Net amounts recognized as expense by EFH Corp. and consolidated subsidiaries	$11	$12	$15

Market-Related Value of Assets Held in Postretirement Benefit Trusts

We use the calculated value method to determine the market-related value of the assets held in the trust for purposes of calculating pension costs. We include the realized and unrealized gains or losses in the market-related value of assets over a rolling four-year period. Each year, 25% of such gains and losses for the current year and for each of the preceding three years is included in the market-related value. Each year, the market-related value of assets is increased for contributions to the plan and investment income and is decreased for benefit payments and expenses for that year. We use the fair value method to determine the market-related value of the assets held in the trust for purposes of calculating OPEB costs.

Detailed Information Regarding Pension Benefits

The following information is based on December 31, 2015, 2014 and 2013 measurement dates:

	Year Ended December 31,
	2015	2014	2013
Assumptions Used to Determine Net Periodic Pension Cost:
Discount rate	4.19%	5.07%	4.30%
Expected return on plan assets	5.38%	6.17%	5.40%
Rate of compensation increase	3.50%	3.50%	3.50%
Components of Net Pension Cost:
Service cost	$7	$7	$8
Interest cost	14	14	12
Expected return on assets	(12)	(12)	(7)
Amortization of net actuarial loss	9	4	8
Effect of pension plan actions	—	—	5
Net periodic pension cost	$18	$13	$26
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income:
Net loss	$1	$15	$5
Amortization of net loss	(1)	—	—
Effect of pension plan actions	—	—	(4)
Total loss (income) recognized in other comprehensive income	$—	$15	$1
Total recognized in net periodic benefit cost and other comprehensive income	$18	$28	$27
Assumptions Used to Determine Benefit Obligations:
Discount rate	5.64%	4.19%	5.07%
Rate of compensation increase	3.50%	3.50%	3.50%

	Year Ended December 31,
	2015	2014
Change in Pension Obligation:
Projected benefit obligation at beginning of year	$331	$272
Service cost	7	7
Interest cost	14	14
Actuarial (gain) loss	(19)	45
Benefits paid	(11)	(7)
Projected benefit obligation at end of year	$322	$331
Accumulated benefit obligation at end of year	$303	$307
Change in Plan Assets:
Fair value of assets at beginning of year	$230	$126
Actual return on assets	(8)	26
Employer contributions	68	85
Benefits paid	(11)	(7)
Fair value of assets at end of year	$279	$230
Funded Status:
Projected pension benefit obligation	$(322)	$(331)
Fair value of assets	279	230
Funded status at end of year (a)	$(43)	$(101)
Amounts Recognized in the Balance Sheet Consist of:
Other current liabilities	(1)	(1)
Liabilities subject to compromise	(20)	(23)
Other noncurrent liabilities	(22)	(77)
Net liability recognized	$(43)	$(101)
Amounts Recognized in Accumulated Other Comprehensive Income Consist of:
Net loss	$17	$17
Amounts Recognized by Oncor as Regulatory Assets Consist of:
Net loss	$49	$56
Net amount recognized	$49	$56
___________

(a)	Amounts in 2015 and 2014 include zero and $47 million, respectively, for which Oncor is contractually responsible and which are expected to be recovered in Oncor's rates. See Note 19.

The following table provides information regarding pension plans with projected benefit obligation (PBO) and accumulated benefit obligation (ABO) in excess of the fair value of plan assets.

	December 31,
	2015	2014
Pension Plans with PBO and ABO in Excess Of Plan Assets:
Projected benefit obligations	$322	$331
Accumulated benefit obligation	$303	$307
Plan assets	$279	$230

Pension Plan Investment Strategy and Asset Allocations

Our investment objective for the Retirement Plan is to invest in a suitable mix of assets to meet the future benefit obligations at an acceptable level of risk, while minimizing the volatility of contributions. Fixed income securities held primarily consist of corporate bonds from a diversified range of companies, US Treasuries and agency securities and money market instruments. Equity securities are held to enhance returns by participating in a wide range of investment opportunities. International equity securities are used to further diversify the equity portfolio and may include investments in both developed and emerging markets.

The target asset allocation ranges of pension plan investments by asset category are as follows:

Asset Category:	Target Allocation Ranges
Fixed income	74%	-	86%
US equities	8%	-	14%
International equities	6%	-	12%

Expected Long-Term Rate of Return on Assets Assumption

The Retirement Plan strategic asset allocation is determined in conjunction with the plan's advisors and utilizes a comprehensive Asset-Liability modeling approach to evaluate potential long-term outcomes of various investment strategies. The study incorporates long-term rate of return assumptions for each asset class based on historical and future expected asset class returns, current market conditions, rate of inflation, current prospects for economic growth, and taking into account the diversification benefits of investing in multiple asset classes and potential benefits of employing active investment management.

Retirement Plan
Asset Class:	Expected Long-Term Rate of Return
US equity securities	6.6%
International equity securities	7.5%
Fixed income securities	4.5%
Weighted average	5.6%

Fair Value Measurement of Pension Plan Assets

At December 31, 2015 and 2014, pension plan assets measured at fair value on a recurring basis consisted of the following:

	December 31, (a)
Asset Category:	2015	2014
Interest-bearing cash	$64	$21
Equity securities:
US	26	25
International	20	20
Fixed income securities:
Corporate bonds (b)	116	127
US Treasuries	40	19
Other (c)	13	18
Total assets	$279	$230
___________

(a)	All amounts are based on Level 2 valuations. See Note 16.

(b)	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody's.

(c)	Other consists primarily of municipal bonds.

Detailed Information Regarding Postretirement Benefits Other Than Pensions

The following OPEB information is based on December 31, 2015, 2014 and 2013 measurement dates (includes amounts related to Oncor):

	Year Ended December 31,
	2015	2014	2013
Assumptions Used to Determine Net Periodic Benefit Cost:
Discount rate (EFH Corp. Plan)	3.81%	4.98%	4.10%
Discount rate (Oncor Plan)	4.23%	4.98%	N/A
Expected return on plan assets (a)	N/A	7.05%	6.70%
Components of Net Postretirement Benefit Cost:
Service cost	$4	$8	$11
Interest cost	6	28	41
Expected return on assets	—	(6)	(12)
Amortization of prior service cost/(credit)	(11)	(21)	(31)
Amortization of net actuarial loss	4	18	30
Net periodic OPEB cost	$3	$27	$39
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income:
Net (gain) loss	$(18)	$12	$4
Amortization of net gain	(5)	(5)	(3)
Amortization of prior service credit	11	11	11
Total loss recognized in other comprehensive income	$(12)	$18	$12
Total recognized in net periodic benefit cost and other comprehensive income	$(9)	$45	$51
Assumptions Used to Determine Benefit Obligations at Period End:
Discount rate (EFH Corp. Plan)	4.13%	3.81%	4.98%
Discount rate (Oncor Plan)	4.60%	4.23%	N/A
___________

(a)	At December 31, 2015 and 2014, the EFH OPEB plan had no plan assets as the existing assets were transferred to the Oncor OPEB plan as part of the separation discussed above.

	Year Ended December 31,
	2015	2014
Change in Postretirement Benefit Obligation:
Benefit obligation at beginning of year	$139	$1,049
Service cost	4	8
Interest cost	6	28
Participant contributions	3	10
Actuarial (gain) loss	(19)	84
Benefits paid	(11)	(40)
Transfers to new plan sponsored by Oncor	—	(1,000)
Benefit obligation at end of year	$122	$139
Change in Plan Assets:
Fair value of assets at beginning of year	$—	$179
Actual return on assets	—	11
Employer contributions	8	16
Participant contributions	3	10
Benefits paid	(11)	(40)
Transfers to new plan sponsored by Oncor	—	(176)
Fair value of assets at end of year	$—	$—
Funded Status:
Benefit obligation	$(122)	$(139)
Funded status at end of year	$(122)	$(139)
Amounts Recognized on the Balance Sheet Consist of:
Other current liabilities	$(8)	$(8)
Other noncurrent liabilities	(114)	(131)
Net liability recognized	$(122)	$(139)
Amounts Recognized in Accumulated Other Comprehensive Income Consist of:
Prior service credit	$(31)	$(43)
Net loss	18	41
Net amount recognized	$(13)	$(2)

The following tables provide information regarding the assumed health care cost trend rates.

	December 31,
	2015	2014
Assumed Health Care Cost Trend Rates-Not Medicare Eligible:
Health care cost trend rate assumed for next year	6.00%	8.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2024	2022
Assumed Health Care Cost Trend Rates-Medicare Eligible:
Health care cost trend rate assumed for next year	5.80%	6.50%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2024	2022

	1-Percentage Point Increase	1-Percentage Point Decrease
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation	$(5)	$4
Effect on postretirement benefits cost	$—	$—

Fair Value Measurement of OPEB Plan Assets

At December 31, 2015 and 2014, the EFH OPEB plan had no plan assets as the existing assets were transferred to the Oncor OPEB plan as part of the separation discussed above.

Significant Concentrations of Risk

The plans' investments are exposed to risks such as interest rate, capital market and credit risks. We seek to optimize return on investment consistent with levels of liquidity and investment risk which are prudent and reasonable, given prevailing capital market conditions and other factors specific to us. While we recognize the importance of return, investments will be diversified in order to minimize the risk of large losses unless, under the circumstances, it is clearly prudent not to do so. There are also various restrictions and guidelines in place including limitations on types of investments allowed and portfolio weightings for certain investment securities to assist in the mitigation of the risk of large losses.

Assumed Discount Rate

We selected the assumed discount rate using the Aon Hewitt AA Above Median yield curve, which is based on corporate bond yields and at December 31, 2015 consisted of 434 corporate bonds with an average rating of AA using Moody's, Standard & Poor's Rating Services and Fitch Ratings, Ltd. ratings.

Amortization in 2016

We estimate amortization of the net actuarial loss and prior service cost for the defined benefit pension plan from accumulated other comprehensive income into net periodic benefit cost will be immaterial. We estimate amortization of the net actuarial loss and prior service credit for the OPEB plan from accumulated other comprehensive income into net periodic benefit cost will total $1 million and an $11 million credit, respectively.

Contributions in 2015 and 2016

In December 2015, a cash contribution totaling $67 million was made to the Retirement Plan assets, of which $51 million was contributed by Oncor and $16 million was contributed by TCEH, which resulted in the Retirement Plan being fully funded as calculated under the provisions of ERISA. As a result of the Bankruptcy Filing, participants in the Retirement Plan who choose to retire would not be eligible for the lump sum payout option under the Retirement Plan unless the Retirement Plan is fully funded. Pension plan funding in 2016 is expected to total $3 million. OPEB plan funding in 2015 totaled $8 million, and funding in 2016 is expected to total $8 million.

Future Benefit Payments

Estimated future benefit payments to beneficiaries, including amounts related to nonqualified plans, are as follows:

	2016	2017	2018	2019	2020	2021-25
Pension benefits	$14	$14	$15	$17	$19	$109
OPEB	$8	$8	$8	$8	$9	$44

Thrift Plan

Our employees may participate in a qualified savings plan (the Thrift Plan). This plan is a participant-directed defined contribution plan intended to qualify under Section 401(a) of the Code, and is subject to the provisions of ERISA. Under the terms of the Thrift Plan, employees who do not earn more than the IRS threshold compensation limit used to determine highly compensated employees may contribute, through pre-tax salary deferrals and/or after-tax payroll deductions, the lesser of 75% of their regular salary or wages or the maximum amount permitted under applicable law. Employees who earn more than such threshold may contribute from 1% to 20% of their regular salary or wages. Employer matching contributions are also made in an amount equal to 100% (75% for employees covered under the Traditional Retirement Plan Formula) of the first 6% of employee contributions. Employer matching contributions are made in cash and may be allocated by participants to any of the plan's investment options. Our contributions to the Thrift Plan totaled $24 million, $24 million and $23 million for the years ended December 31, 2015, 2014 and 2013, respectively. In accordance with an agreement in 2014 between Oncor and EFH Corp., Oncor ceased participation in EFH Corp.'s Thrift Plan effective January 1, 2015 and established its own plan.